UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2011

GERBER SCIENTIFIC, INC. (Exact name of Registrant as specified in its charter)

CONNECTICUT	001-05865	06-0640743
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

83 Gerber Road West, South Windsor, Connecticut		06074
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code:		(860) 644-1551

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

As previously reported, on December 31, 2010, Gerber Scientific International, Inc. (the “Seller”), a wholly-owned subsidiary of Gerber Scientific, Inc. (the “Company”), completed the sale of substantially all of the Seller’s assets, rights and interests primarily or solely related to the Seller’s ophthalmic lens processing unit, Gerber Coburn.

The following table presents unaudited condensed consolidated statements of operations for the fiscal 2011 periods indicated, as adjusted for previously announced discontinued operations of Gerber Coburn.

	For the Fiscal Quarters Ended		For the Six Months Ended
In thousands except per share data	July 31, 2010	October 31, 2010	October 31, 2010
Revenue:
Product sales	$92,160	$102,699	$194,859
Service sales	14,168	14,841	29,009
	106,328	117,540	223,868
Cost of Sales:
Cost of products sold	65,328	72,522	137,850
Cost of services sold	8,882	9,839	18,721
	74,210	82,361	156,571

Gross profit	32,118	35,179	67,297

Selling, general and administrative expenses	26,306	27,944	54,250
Research and development	3,791	3,792	7,583
Restructuring and other expenses	755	1,828	2,583
Operating income	1,266	1,615	2,881

Other income (expense), net	409	(311)	98
Interest expense	(470)	(360)	(830)
Income from continuing operations before income taxes	1,205	944	2,149
Income tax expense (benefit)	448	226	674
Income from continuing operations	757	718	1,475
Gain (Loss) from discontinued operations, net of taxes	767	(16,825)	(16,058)
Net income (loss)	$1,524	$(16,107)	(14,583)

Basic earnings (loss) per common share:
Continuing operations	$0.03	$0.03	$0.06
Discontinued operations	$0.03	$(0.67)	$(0.64)
Basic earnings per common share	$0.06	$(0.64)	$(0.58)
Diluted earnings (loss) per common share:
Continuing operations	$0.03	$0.03	$0.06
Discontinued operations	$0.03	$(0.67)	$(0.64)
Diluted earnings per common share	$0.06	$(0.64)	$(0.58)

The following table presents unaudited condensed consolidated statements of operations for the fiscal periods indicated, as adjusted for previously announced discontinued operations of Gerber Coburn.

	For the Fiscal Quarters Ended				For the Fiscal Year Ended
In thousands except per share data	July 31, 2009	October 31, 2009	January 31, 2010	April 30, 2010	April 30, 2010
Revenue:
Product sales	$83,546	$90,869	$84,931	$94,640	$353,986
Service sales	15,098	14,709	14,290	14,184	58,281
	98,644	105,578	99,221	108,824	412,267
Cost of Sales:
Cost of products sold	62,092	66,244	60,666	67,948	256,950
Cost of services sold	8,299	8,848	8,792	9,077	35,016
	70,391	75,092	69,458	77,025	291,966

Gross profit	28,253	30,486	29,763	31,799	120,301

Selling, general and administrative expenses	22,786	25,789	25,288	26,283	100,146
Research and development	3,580	3,612	3,717	4,021	14,930
Restructuring and other expenses	---	542	1,472	1,213	3,227
Operating income (loss)	1,887	543	(714)	282	1,998

Other income (expense), net	(947)	(328)	(33)	589	(719)
Interest expense	(616)	(592)	(1,048)	(601)	(2,857)
Income (Loss) from continuing operations before income taxes	324	(377)	(1,795)	270	(1,578)
Income tax expense (benefit)	39	(860)	(502)	667	(656)
Income (Loss) from continuing operations	285	483	(1,293)	(397)	(922)
Income (Loss) from discontinued operations, net of taxes	229	(24)	484	(1,225)	(536)
Net income (loss)	$514	$459	$(809)	$(1,622)	$(1,458)

Basic earnings (loss) per common share:
Continuing operations	$0.01	$0.02	$(0.05)	$(0.02)	$(0.04)
Discontinued operations	$0.01	---	0.02	$(0.04)	$(0.02)
Basic earnings (loss) per common share	$0.02	$0.02	$(0.03)	$(0.06)	$(0.06)
Diluted earnings (loss) per common share:
Continuing operations	$0.01	$0.02	$(0.05)	$(0.02)	$(0.04)
Discontinued operations	$0.01	---	0.02	$(0.04)	$(0.02)
Diluted earnings (loss) per common share	$0.02	$0.02	$(0.03)	$(0.06)	$(0.06)

The following table presents quarterly and year-to-date unaudited revenue and operating income by reportable segment for the fiscal 2011 periods indicated, as adjusted for previously announced discontinued operations of Gerber Coburn.  The Unallocated costs included in segment operating income represent overhead costs previously allocated to the Ophthalmic Lens Processing segment.  These disclosures do not reflect any adjustments for overhead and administrative expense reductions arising as a result of the asset sale.

	For the Fiscal Quarters Ended		For the Six Months Ended
In thousands	July 31, 2010	October 31, 2010	October 31, 2010
Sign Making and Specialty Graphics:
Gerber Scientific Products	$9,994	$10,569	$20,563
Spandex	52,292	58,451	110,743
Sign Making and Specialty Graphics	62,286	69,020	131,306
Apparel and Flexible Materials	44,052	48,520	92,572
Intersegment revenue elimination	(10)	---	(10)
Consolidated revenue	$106,328	$117,540	$223,868
Sign Making and Specialty Graphics:
Gerber Scientific Products	$(872)	$(1,521)	$(2,393)
Spandex	4,159	4,843	9,002
Sign Making and Specialty Graphics	3,287	3,322	6,609
Apparel and Flexible Materials	3,606	5,028	8,634
Unallocated	(584)	(859)	(1,443)
Segment operating income	6,309	7,491	13,800
Corporate operating expenses	(5,043)	(5,876)	(10,919)
Consolidated operating income	$1,266	$1,615	$2,881

The following table presents unaudited revenue and operating income by reportable segment for the fiscal 2010 periods indicated, as adjusted for previously announced discontinued operations of Gerber Coburn.  The Unallocated costs included in segment operating income represent overhead costs previously allocated to the Ophthalmic Lens Processing segment.  These disclosures do not reflect any adjustments for overhead and administrative expense reductions arising as a result of the asset sale.
	For the Fiscal Quarters Ended				For the Fiscal Year Ended
In thousands	July 31, 2009	October 31, 2009	January 31, 2010	April 30, 2010	April 30, 2010
Sign Making and Specialty Graphics:
Gerber Scientific Products	$8,858	$11,285	$7,014	$8,875	$36,032
Spandex	52,697	55,109	49,785	54,390	211,981
Sign Making and Specialty Graphics	61,555	66,394	56,799	63,265	248,013
Apparel and Flexible Materials	37,338	39,719	42,610	45,559	165,226
Intersegment revenue elimination	(249)	(535)	(188)	---	(972)
Consolidated revenue	$98,644	$105,578	$99,221	$108,824	$412,267
Sign Making and Specialty Graphics:
Gerber Scientific Products	$(952)	$(926)	$(2,112)	$(1,496)	$(5,486)
Spandex	3,042	3,461	2,727	3,231	12,461
Sign Making and Specialty Graphics	2,090	2,535	615	1,735	6,975
Apparel and Flexible Materials	4,837	3,932	4,712	4,808	18,289
Unallocated	(780)	(555)	(646)	(1,161)	(3,142)
Segment operating income	6,147	5,912	4,681	5,382	22,122
Corporate operating expenses	(4,260)	(5,369)	(5,395)	(5,100)	(20,124)
Consolidated operating income (loss)	$1,887	$543	$(714)	$282	$1,998

The information in this Item 7.01 of the Company’s Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless such subsequent filing specifically incorporates such information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERBER SCIENTIFIC, INC.

Date: January 7, 2011	By:	/s/ Michael R. Elia
Michael R. Elia Executive Vice President, Chief Financial Officer and Chief Accounting Officer (On behalf of the Registrant and as Duly Authorized Officer)